Condensed Financial Information of the Parent Company (Details) - Schedule of condensed financial information (Parentheticals) - Previously Reported [Member] - Parent [Member] - $ / shares	Mar. 31, 2023	Sep. 30, 2022
Condensed Financial Statements, Captions [Line Items]
Common stock par value (in Dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	500,000,000	500,000,000
Common stock, shares issued	14,006,250	14,006,250
Common stock, shares outstanding	14,006,250	14,006,250